Item 77 Q1(g):  Exhibits


Articles Supplementary to the Articles of Incorporation of the Lord Abbett Series Fund, Inc., as filed in the State of Maryland, is hereby incorporated by reference to the Post- Effective Amendment No. 22 to the Registrant's
Registration   Statement   filed   on  April   11,   2003   (Accession   Number:
0001047469-03-013073).